                                                                   Exhibit 10.17

Deloitte Touche Tohmatsu                                              DELOITTE
Av, Presidente Wilson, 231-22(degree)                                 TOUCHE
20030-021 - Rio de Janeiro - RJ                                       TOHMATSU
Brasil

Telefone: (21) 524-1281
Fac-simile: (21) 220-3876
www.deloitte.com.br

Consent of Independent Public Accountants

As Independent Public Accountants, we hereby consent to the use in this Annual Report on Form 20-F, as amended, filed by Companhia Vale do Rio Doce (Registration No. 000-26030), which is incorporated by reference in the Registration Statement on Form F-3 (Registration No. 333-82136), of our report dated January 20, 1999, relating to the financial statements of Valesul Aluminio S.A., for the years ended December 31, 1998 and 1997 which is included in such Annual Report.

/s/ DELOITTE TOUCHE TOHMATSU

DELOITTE TOUCHE TOHMATSU
Independent Auditors

Rio de Janeiro, Brazil, March 6, 2002